SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐  Soliciting Material Pursuant to section 240.14a-12

AHPC HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

Registrant
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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AHPC Holdings, Inc.
80 Internationale Blvd., Unit A
Glendale Heights, Illinois 60139

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of AHPC Holdings, Inc.

Notice is hereby given that the annual meeting of shareholders (the "Meeting" or the "Annual Meeting") of AHPC Holdings, Inc., a Maryland corporation, will be convened at the Wyndham Hotel, 400 Park Blvd., Itasca, Illinois, on Monday, August 14, 2006, at 9:00 a.m. Central Time (the "Meeting Date"). Refreshments begin at 8:30 a.m. All holders of our Common Stock, par value $.01 per share (the "Shareholders"), are entitled to attend the Meeting. We are soliciting proxies, pursuant to the attached Proxy Statement, for use at the Annual Meeting on the Meeting Date. We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

(1)	To elect two (2) Directors to hold office until their three-year term expires, or until their respective successors are elected and qualified;

(2)	To ratify the appointment of Plante & Moran, PLLC, to serve as our independent auditors for the fiscal year ending June 30, 2006; and

(3)	To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

Only Shareholders of record at the close of business on July 6, 2006, are entitled to receive notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof (the "Eligible Holders"). A list of Eligible Holders will be available for inspection at our office for at least ten days prior to the Meeting.

Our Annual Report for the year ended June 30, 2005, on Form 10-K, is being mailed concurrently with this Notice and Proxy Statement to all Shareholders of record.

All Shareholders are cordially invited to attend the Annual Meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any Shareholder giving a proxy has the right to revoke it at any time before it is voted.

By order of the Board of Directors:

Alan E. Zeffer
President and
Chief Executive Officer
Glendale Heights, Illinois
July 14, 2006

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS OF AHPC Holdings, Inc. to be held on August 14, 2006

This proxy statement (the "Proxy Statement") is furnished to all holders of record ( the "Shareholders") as of the close of business on July 6, 2006, of the Common Stock, par value $.01 per share (the "Common Stock"), of AHPC Holdings, Inc., a Maryland corporation (the "Corporation"), in connection with the solicitation of proxies by and on behalf of the Corporation's Board of Directors (the "Directors" or the "Board") to be voted at the annual meeting of Shareholders (the "Meeting" or the "Annual Meeting"). The Annual Meeting will be convened at the Wyndham Hotel, 400 Park Blvd., Itasca, Illinois, on Monday, August 14, 2006, at 9:00 a.m. Central Time (the "Meeting Date"), or any adjournment or postponement thereof. This Proxy Statement and the enclosed form of proxy are first being mailed or otherwise delivered to Shareholders on or about July 14, 2006. Shareholders who wish to attend the Meeting should contact the Corporation's Secretary at (630) 407-0242 so that arrangements can be made.

We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

(1)	To elect two (2) Directors to hold office until their three-year term expires, or until their respective successors are elected and qualified;

(2)	To ratify the appointment of Plante & Moran, PLLC, to serve as our independent auditors for the fiscal year ending June 30, 2006; and

(3)           To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

   THE PROXIES SOLICITED BY US PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED FOR USE AT THE MEETING WHEN CONVENED ON THE MEETING DATE AND ANY SUBSEQUENT ADJOURNMENTS AND MAY NOT BE USED FOR ANY OTHER PURPOSE, INCLUDING THE DETERMINATION OF WHETHER A QUORUM IS PRESENT, PRIOR TO THE MEETING DATE. THEREFORE, IT IS ANTICIPATED THAT THE BUSINESS TO BE CONSIDERED AT THE MEETING, WITH RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE ADDRESSED ON THE MEETING DATE.

   The shares of Common Stock (the "Shares") represented by properly executed proxies in the accompanying form received by the Board prior to the Meeting Date will be voted at the Meeting. The Shares not represented by properly executed proxies will not be voted. Where a Shareholder specifies a choice in a proxy with respect to any matter to be acted upon, the Shares represented by such proxy will be voted as specified. When a Shareholder does not specify a choice, in any otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by such proxy will be voted with respect to such proposal in accordance with the recommendations of the Board described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to our Secretary before the proxy is voted at the Meeting on the Meeting Date; (ii) executing and delivering a later-dated proxy; or (iii) attending the Meeting on the Meeting Date and voting his or her Shares in person. If shares are held in "street name," a Shareholder may vote at the Annual Meeting by completing a voting instruction form provided by the Shareholder's broker.

   Shares represented at the Meeting as the result of proxies marked "abstain" or "withhold" will be counted for purposes of determining the existence of a quorum at the Meeting, but will not be voted. Shareholders have no cumulative voting rights. Shares held by brokers will not be considered entitled to vote on matters as to which the brokers have not received authority to vote from beneficial owners.

 It is not anticipated that matters other than those set forth in the Notice of Annual Meeting, as described herein, will be brought before the Meeting for action. If any other matters properly come before the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders. If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting.

Record Date; Quorum; Required Vote

         Our Board has fixed the close of business on July 6, 2006 as the record date (the "Record Date") for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding share of Common Stock is entitled to one vote on all matters herein, except for the election of Directors. On the Record Date, we had outstanding 1,251,246 shares of Common Stock. Only Shareholders of record as of the Record Date will be entitled to vote at the Meeting or any adjournment thereof. A quorum, consisting of the holders of at least a majority of all issued and outstanding Shares eligible to vote, must be present, in person or by proxy, at the Meeting for valid Shareholder action to be taken at the Meeting or any adjournment thereof. Approval of each matter specified in the notice of the meeting requires the affirmative vote of a majority, or in the case of the election of directors a plurality, of the Shares represented at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement but will not count toward the determination of whether such matters are approved or directors are elected. The Inspector of Election appointed by the Board will count the votes and ballots.

Expenses of Solicitation

We will bear the expenses of this solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. Solicitations will be made only by the use of the mails, except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegram, facsimile or personal calls. Our officers and regular employees will not be paid additional compensation for soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of July 6, 2006, by: (i) each director; (ii) each Named Executive Officer (as defined below); (iii) each person whom we know beneficially owns in excess of five (5%) percent of the outstanding shares of our Common Stock; and (iv) all directors and executive officers, as a group.

The following table is based on information supplied to the Corporation by the directors, officers and shareholders described above. The Corporation has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission ("SEC"). Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of July 6, 2006 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 1,251,246 shares of Common Stock outstanding as of July 6, 2006.

Unless otherwise indicated, the address for each person listed below is 80 Internationale Blvd., Unit A, Glendale Heights, Illinois 60139.

Name	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned

Principal Shareholders:
M.A.G. Capital, LLC (1)	138,872	9.99%

Directors and Executive Officers:
George Jeff Mennen (2)	36,671	2.9%
Richard J. Swanson (3)	33,004	2.6%
Don L. Arnwine (4)	34,338	2.7%
Robert J. Simmons (5)	35,005	2.7%
Alan E. Zeffer (6)	60,950	4.7%
Anthony F. Alibrio, Sr. (7)	23,672	1.9%
Deborah J. Bills	8,182	*
All directors and executive officers as a group (7 persons) (2), (3), (4), (5), (6) and (7)	231,822	15.9%
__________
* Denotes less than 1%.

(1)  M.A.G. Capital, LLC and certain of its affiliates (collectively, "MAG") have acquired from the Company 30,000 shares of the Corporation's Series B Convertible Preferred Stock, $0.01 par value per share (the "Series B Preferred"), and common stock purchase warrants to purchase up to 1,950,000 shares of the Company's Common Stock (the "Warrant Shares"). Pursuant to the terms of the Subscription Agreement for such securities, the number of shares of Common Stock that MAG may acquire upon (a) conversion of the shares of the Series B Preferred and (b) exercise of the Warrant Shares at any time is subject to limitation so that the aggregate number of shares of Common Stock, of which MAG and all persons affiliated with MAG have beneficial ownership (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended), does not at any time exceed 9.99% of the Corporation's then outstanding Common Stock. MAG's address is 555 South Flower Street, Suite 4200, Los Angeles, California 90071.

(2)  Includes 33,338 shares of Common Stock subject to stock options granted under the Corporation's Omnibus Equity Compensation Plan (the "Plan").

(3)  Includes 32,671 shares of Common Stock subject to stock options granted under the Plan.

(4)  Includes 33,338 shares of Common Stock subject to stock options granted under the Plan.

(5)  Includes 33,338 shares of Common Stock subject to stock options granted under the Plan.

(6)  Includes 50,000 shares of Common Stock subject to stock options granted under the Plan.

(7)  Includes 23,672 shares of Common Stock subject to stock options granted under the Plan.

PROPOSAL 1

ELECTION OF DIRECTORS

On May 18, 2004, the Board voted to create three classes of directors. Each class is made up of two directors, for a total number of six directors. The classes of directors have staggered three-year terms, so that two directors will be elected at each annual meeting.

Two individuals will be elected at the Annual Meeting to serve as our directors until their three-year term expires, or until their successors have been elected and qualified. If elected, these two individuals will continue to serve with our other four directors, who are not up for election this year. One of these nominee directors is independent within the meaning of the rules of the Nasdaq Stock Market and, if elected, the Board of Directors would have four independent directors. The biographies of the nominees designated by the Board of Directors are set forth below. It is intended that shares represented by proxies in the enclosed form will be voted FOR the election of the nominees named in the following table to serve as directors for a term of three years and until their successors are elected, unless contrary instructions are received. As indicated below, each person nominated by the Board is an incumbent director. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy. As of the date of this Proxy Statement, we are not aware of any nominee who is unable or will decline to serve as a director. The nominees receiving a plurality of the votes of the Shares required for election, as the case may be, will be elected.

NOMINEES FOR ELECTION THIS YEAR

Name	Age	Principal Occupation(s) During Past 5 Years	Year Became A Director

Alan E. Zeffer	53	Mr. Zeffer has been Chief Executive Officer and President of AHPC Holdings, Inc., since May 2004. He was the Chief Financial Officer, Secretary/Treasurer for WRP Corporation, our predecessor, prior to becoming our Chief Executive Officer and President. He joined WRP Corporation in April 2001. Prior to joining WRP Corporation, Mr. Zeffer was Managing Partner for Quest Capital Corporation, a corporate finance advisory firm that he founded in 1993. He also served as Treasurer for Sybron International Corp, from 1987 until 1993.	2004

Richard J. Swanson	65	Mr. Swanson is presently a consultant with The Executive Committee, an international company that focuses on strategic coaching and corporate troubleshooting for CEO’s of public and private companies. Also, since 1980, Mr. Swanson has been the president of two Denver, Colorado-based companies - Investment Partners, Inc., and Real Estate Associates, Inc. Investment Partners is engaged in the restructuring and recapitalization of troubled companies, and Real Estate Associates focuses on the acquisition and development of real estate projects.	1998

		DIRECTORS WHOSE TERM EXPIRES IN 2007

Anthony F. Alibrio, Sr.	61	Mr. Alibrio is currently President Emeritus of Sodexho Marriott, Inc.’s Health Care Division. Sodexho is a leading food and facilities management services company in North America. He has over 37 years experience in both health care and foodservice. As the President of Sodexho Marriott, Inc.’s Health Care Division, he led an organization with $3.2 billion in revenue that provided services to over 1,000 hospitals and long-term care institutions.	2004

Don L. Arnwine	73	Mr. Arnwine is President of Arnwine Associates, a company he formed in 1989, to provide specialized advisory services to the health care industry. From 1961 to 1972, Mr. Arnwine served as Director of the Hospital at the University of Colorado Medical Center. From 1972 to 1982, he served as President and CEO of the Charleston Area Medical Center. Mr. Arnwine became President and CEO of Voluntary Hospitals of America (VHA) in 1982, and was named chairman and CEO in 1985, in which capacity he served until founding Arnwine Associates.	1995

		DIRECTORS WHOSE TERM EXPIRES IN 2008

Robert J. Simmons	62	Mr. Simmons is currently President of RJS HealthCare, Inc., a healthcare consulting company founded in 1990. He served as executive vice president at Baxter International, Inc., from 1987 until founding RJS HealthCare in 1990. Mr. Simmons joined Baxter after serving over 20 years at American Hospital Supply Corporation. His last position at American Hospital Supply Corporation was vice president of corporate marketing.	1995

George Jeff Mennen	68	For over five years, Mr. Mennen has headed the G.J. Mennen Group, a consulting firm specializing in family-owned businesses. Mr. Mennen had a distinguished career at The Mennen Company, including being the Vice Chairman of the Company. The Mennen Company was founded by Mr. Mennen’s great grandfather in 1878 and remained privately owned until it was sold in 1992 to Colgate-Palmolive.	1994

Board Leadership

The independent directors have selected to separate the duties of the Chairman and the Chief Executive Officer and have created the position of Non-Executive Chairman. The independent directors have selected Mr. G. Jeff Mennen to serve in this capacity. Mr. Mennen will also serve as head independent director. The duties of this position will include:

a)	Presiding over meetings of the Board and executive sessions of the Independent Directors;
b)	Approving agendas for meetings of the Board;
c)	Having authority to call meetings of the Board and Independent Directors; and
d)	Such other duties and rights as the Board may from time to time authorize.

Board Meetings and Committees

                During the year ended June 30, 2005, our Board held six meetings. All other actions by the Board were taken by unanimous written consent without a meeting. All continuing and nominee directors attended at least 75% of all meetings of the Board and the committees thereof of which they were a member. The Board currently has a Compensation Committee, a Nominating and Corporate Governance Committee, and an Audit Committee. The functions and responsibilities of each committee are set forth in the paragraphs that follow.

Compensation Committee

                The Board has a Compensation Committee that administers our Omnibus Equity Compensation Plan (the "Plan"). The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of our executive officers. During the year ended June 30, 2005, the Compensation Committee held one meeting and all other actions of the Compensation Committee were taken by unanimous written consent without a meeting. The Compensation Committee currently consists of Don L. Arnwine, George Jeff Mennen, and Richard J. Swanson. Based upon the review described under "Corporate Governance Matters," the Board has determined that each member of the Compensation Committee is independent as defined in the applicable standards of the Nasdaq Stock Market.

Audit Committee

The Audit Committee is responsible for assisting the Board with oversight of the integrity of the Corporation's financial statements, the Corporation's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the scope and results of the audit engagement, establishing and monitoring our financial policies and control procedures, reviewing and monitoring the provision of non-audit services by our independent auditors and reviewing all potential conflict of interest situations. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, and is an "audit committee" for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is comprised of Messrs. Arnwine, Mennen and Swanson. Mr. Swanson is Chairman of the Audit Committee. Based upon the review described under "Corporate Governance Matters," the Board has determined that each member of the Audit Committee is independent as defined in the applicable standards of the Nasdaq Stock Market and the Securities and Exchange Commission ("SEC"). The Audit Committee met seven times during the fiscal year ended June 30, 2005. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement and was most recently amended on May 15, 2006. The written charter for the Audit Committee sets forth the duties and responsibilities of the Audit Committee.

                We, the members of the Audit Committee of AHPC Holdings, Inc., represent the following:

1)
The Audit Committee has reviewed and discussed the Corporation’s audited financial statements for the fiscal year ending June 30, 2005 with the Corporation's management and with the Corporation's independent auditors;

2)
The Audit Committee has discussed with the Corporation’s independent auditors, the matters required to be discussed by Statement of Accounting Standards 61 (Codification for Statements on Auditing Standards);

3)
The Audit Committee has received and discussed the written disclosures and the letter from the Corporation's independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented;

4)
Based on the review and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, for filing with the SEC.

AUDIT COMMITTEE:
Don L. Arnwine
Richard J. Swanson (Chairman)
George Jeff Mennen

Audit Committee Financial Expert

The Board has determined that one of the members of the Audit Committee, Richard J. Swanson, qualifies as an "audit committee financial expert" as defined by the rules of the SEC based on his work experience and education.

Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees the Corporation was billed for audit and non-audit services rendered by the Corporation's independent auditors, Grant Thornton LLP, during fiscal 2005 and 2004:

Service Type	Fiscal 2005	Fiscal 2004
Audit Fees (1)	$266,175	$212,950
Audit-Related Fees	--	--
Tax Fees (2)	$60,300	$38,300
All Other Fees	--	--
Total Fees Billed	$326,475	$251,250

(1)
Includes fees for professional services rendered in connection with the audit of the Corporation's financial statements for the fiscal years ended June 30, 2005 and June 30, 2004; the reviews of the financial statements included in each of the Corporation's quarterly reports on Form 10-Q during those fiscal years; and consents and assistance with documents filed by the Corporation with the SEC.

(2)	Primarily consists of fees for the preparation of statutory tax returns and other tax assistance in foreign jurisdictions.

The Audit Committee of the Board considered that the provision of the services and the payment of the fees described above were compatible with maintaining the independence of Grant Thornton LLP.

The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Corporation's independent auditors. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee or Chairman of the Audit Committee reviews and, if appropriate, approves non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent auditors.

Since the effective date of the SEC rules requiring pre-approval of non-audit services on May 6, 2003, each new engagement of the Corporation's independent auditors to perform non-audit services has been approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the entire Board for membership, including potential nominees submitted by stockholders. The Nominating and Corporate Governance Committee is comprised of Messrs. Arnwine, Mennen and Swanson. Based upon the review described under "Corporate Governance Matters," the Board has determined that each member of the Nominating and Corporate Governance Committee is independent as defined in the applicable standards of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee was recently formed and did not meet during the fiscal year ended June 30, 2005. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the charter is available on our website located at www.ahpc.com.

Corporate Governance Matters

The Corporation is committed to establishing and maintaining high standards of corporate governance, which are intended to serve the long-term interests of the Corporation and its Shareholders. The Board has reviewed the independence of the directors and nominees for election to the Board at the Annual Meeting under the applicable standards of the Nasdaq Stock Market. Based on this review, the Board has determined that each of Don L. Arnwine, George Jeff Mennen, Richard J. Swanson and Anthony F. Alibrio, Sr. is independent under those standards. These independent directors constitute a majority of our continuing directors and nominees for election to the Board at the Annual Meeting.

Selection of New Directors

Each year, at our Annual Meeting, the Shareholders are asked to elect directors. Each year, the Board will recommend a slate of directors for election by the Shareholders. In accordance with our bylaws, the Board will also be responsible for filling vacancies or newly-created directorships on the Board that may occur between annual meetings of Shareholders. In accordance with its charter, the Nominating and Corporate Governance Committee reviews all proposed nominees for the Board. The Nominating and Corporate Governance Committee will consider candidates for membership on the Board recommended by the Shareholders. In addition, as noted below, Shareholders may also propose director candidates for consideration by all Shareholders at our Annual Meeting without submitting their names to our Nominating and Corporate Governance Committee, if they follow procedures set forth in our bylaws. The Nominating and Corporate Governance Committee evaluates candidates recommended by Shareholders in the same way that it evaluates any other nominee. The Nominating and Corporate Governance Committee selects qualified candidates based upon the criteria set forth below and reviews its recommendations with the Board, which decides whether to invite the candidate to be a nominee for election to the Board. Irrespective of how a candidate may be brought to the Nominating and Corporate Governance Committee’s attention, at the appropriate time, qualified candidates may be asked to conduct one or more personal interviews with appropriate members of the Board. Each chosen candidate is extended an invitation to join the Board and, if the candidate accepts, is formally nominated.

The Nominating and Corporate Governance Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential candidates, but, in general, expects qualified candidates will have: the ability to comprehend our strategic goals and help guide us towards the accomplishment of those goals; personal integrity and a strong sense of ethics; sufficient time to devote to our affairs; knowledge of, and experience with regard to our industry, regulations governing public companies, the geographic locations within which we operate, sound business practices or accounting and financial reporting; and the ability to satisfy criteria for independence established by the SEC and the Nasdaq Stock Market. In addition, each director must satisfy other criteria that the Nominating and Corporate Governance Committee determines are relevant in light of our needs and those of the Board.

In accordance with its charter, the Nominating and Corporate Governance Committee may, from time to time, retain a director search firm to help identify qualified director nominees for consideration by the Nominating and Corporate Governance Committee. During the fiscal year ended June 30, 2005, we did not pay a fee to any third party to identify or assist in identifying or evaluating potential nominees.

For a shareholder to nominate a candidate for director to be considered by the Nominating and Corporate Governance Committee, he/she must notify our Secretary. To be considered by the Nominating and Corporate Governance Committee for nomination and inclusion in our proxy statement at the 2007 annual meeting, a shareholder must notify our Secretary no later than 120 days nor more than 150 days before the date of the proxy statement sent to shareholders in connection with the previous year's annual meeting of shareholders. Notices should be sent to: AHPC Holdings, Inc., 80 Internationale Boulevard, Unit A, Glendale Heights, IL 60139, Attn: Secretary. Any shareholder nominations proposed for consideration by the Nominating and Corporate Governance Committee must meet all of the requirements contained in our bylaws. Without limiting the foregoing, notices should include the following information:

▪	Candidate's name and contact information;

▪	Brief description of the candidate’s background and qualifications (including principal occupation or employment);

▪	Reasons that the recommending shareholder believes the candidate would be well-suited for our Board;

▪	Statement by the candidate that the candidate is willing and able to serve on the Board;

▪	Statement by the recommending shareholder that the candidate meets the criteria established by the Board;

▪	Brief description of the recommending shareholder’s beneficial ownership of our securities and the term during which his/her securities, if any, have been held; and

▪	All other information regarding the candidate that would be required in a proxy statement under the rules of the SEC.

As an alternative to submitting director candidates to our Nominating and Corporate Governance Committee, Shareholders may directly propose candidates for consideration at our annual meeting, if they follow procedures set forth in our bylaws. Under these procedures, the shareholder nominating a director candidate for our 2007 meeting must submit a notice to us between March 24, 2007 and April 23, 2007, containing the following information:

▪
Candidate’s name and all other information regarding the candidate that would be required in a proxy statement under the rules of the SEC, such as information on their business experience and beneficial ownership of our securities; and

▪	Name, address and number of shares owned by the shareholder making the nomination and, if the nomination is being made on behalf of a beneficial owner, the same information for the beneficial owner.

If next year’s annual meeting is thirty days earlier or sixty days later than this year’s meeting, the above deadlines will be changed so that proposals will be due no earlier than ninety days before the date of the 2007 annual meeting and no later than sixty days before the meeting or ten days after we announce the date of the meeting, whichever is later. In addition, if we increase the size of our Board and do not make a public announcement naming all of the nominees for director or specifying the size of the Board at least seventy days before the anniversary date of the previous year’s annual meeting, a shareholder may submit a notice with regard to a candidate for a director vacancy created by the increased size of the Board within ten days of the date of our announcement regarding the size of the Board. While shareholders may directly nominate candidates for consideration at our annual meeting using the above procedures, information on the director candidates will not be contained in our Proxy Statement unless submitted by the deadline applicable to other shareholder proposals described under “Shareholder Proposals” in this Proxy Statement.

Code of Business Ethics

The Corporation has adopted a Code of Business Ethics that applies to all of the Corporation's employees, including the Corporation's principal executive officer, principal financial officer and principal accounting officer. We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our Corporate Secretary at 80 Internationale Boulevard, Unit A, Glendale Heights, IL 60139.

Recommendation of the Board

The Board hereby recommends and nominates each of Messrs. Zeffer and Swanson "FOR" election as directors to serve until their three-year term expires, or until their respective successors are elected and qualified.

EXECUTIVE OFFICERS

The following sets forth the name, age, current position and principal occupation and employment during the past five years with respect to each of our executive officers who are not directors. These officers are elected by the directors and serve until their successors are elected, or until their death, resignation or removal by the directors.

Ms. Deborah J. Bills, age 37, Chief Financial Officer, Secretary and Treasurer. Ms. Bills was promoted to Chief Financial Officer, Secretary and Treasurer on May 1, 2004. Prior to her promotion, she served as the Corporation’s corporate controller, a position she held for approximately one year. She joined us in October 2000, as an accounting manager. Prior to joining us in October 2000, she served as accounting manager for Advanced Dial Company.

COMPENSATION OF DIRECTORS

                All directors, who were not also our executive officers, which group is comprised of Don L. Arnwine, George Jeff Mennen, Richard J. Swanson, Robert J. Simmons and Anthony F. Alibrio, Sr. receive, (i) an annual Board member retainer of $5,000, (ii) compensation of $1,000 for each Board meeting attended, (iii) $500 for each committee meeting attended and (iv) an annual Committee member retainer of $1,000. The Non-Executive Chairman will receive an additional annual retainer of $5,000, and the Chairman of the Audit Committee will receive an additional annual retainer of $3,000. Each new Director is presently entitled to receive stock options under the Plan to purchase 2,000 shares of our Common Stock in connection with his election. Under the terms of the Plan, the Compensation Committee shall determine (a) the exercise price of any stock options granted to a director, provided that the exercise price shall not be less than the lowest fair market value of our Common Stock during the six months preceding the election and qualification of such Director, and (b) the term and vesting criteria for such option. Additionally, all directors will be reimbursed for expenses incurred in attending Board and Committee meetings. During fiscal 2005, no stock options were granted to any of our directors who are not also executive officers of the Corporation. On February 17, 2006, the Board awarded each of the Corporation's non-employee directors options to purchase up to 3,672 shares of the Corporation's Common Stock at an exercise price of $2.65 per share. The options were immediately exercisable and expire on February 17, 2016.

EXECUTIVE COMPENSATION

        The following table discloses the compensation paid by us for services rendered to us in all capacities during the fiscal years ended June 30, 2005, 2004 and 2003, to (i) our Chief Executive Officer and (ii) our sole other executive officer at June 30, 2005, whose aggregate annual salary and bonus exceeded $100,000 for the fiscal 2005 year (collectively, the "Named Executive Officers").
				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Securities Underlying Options	All Other Compensation

Alan E. Zeffer, Chief Executive Officer (formerly CFO)........................................	2005	$206,500	$33,945 (1)	-	$19,200(2)
	2004	$185,000	--	20,000	$19,200(2)
	2003	$185,000	$28,000	6,667	$19,200(2)
Deborah J. Bills, Chief Financial Officer (3)...........................................................	2005	$115,400	--	--	--
	2004	$93,166	--	10,000	--
____________________________
(1) The bonus recorded was issued to Mr. Zeffer as shares of Common Stock and was based upon a closing price per share of Common Stock of $3.10 on the grant date, as reported by the Nasdaq Stock Market.
(2)  Includes housing, automobile and other expenses, as described below under the section "Employment Agreements."
(3)  Ms. Bills became an executive officer of the Corporation with her appointment as the Corporation's Chief Financial Officer, Secretary and Treasurer on May 1, 2004.

Employment Agreements

On October 1, 2002, we entered into an employment agreement with Alan E. Zeffer, our President and Chief Executive Officer (the “Zeffer Agreement”). The Zeffer Agreement had an initial term of one year, but automatically renewed for additional one year terms unless advance notice was provided. The Zeffer Agreement was most recently renewed on August 22, 2005. The Zeffer Agreement provides for (i) Mr. Zeffer to serve as our Chief Executive Officer; (ii) a base salary originally of $140,000 per annum (which was been increased by the Compensation Committee to $185,000 for fiscal 2004, to $205,000 for fiscal 2005 and to $225,500 for fiscal 2006); (iii) housing expenses not to exceed $1,200.00 per month; (iv) a $400.00 per month automobile allowance; and (v) nonqualified stock options to be determined by the Corporation's Compensation Committee. The Zeffer Agreement also provides for an incentive bonus equal to 25% of Mr. Zeffer's base salary, subject to achievement of certain predetermined goals set by Mr. Zeffer and the Compensation Committee. Additionally, the employment agreement provides that the executive officer is eligible to participate in any medical, health, dental, disability and life insurance policy that is in effect for the Corporation's other employees. Pursuant to the employment agreement, Mr. Zeffer has agreed not to solicit the Corporation's customers, clients and other business contacts or encourage them to terminate their relationship with the Corporation during employment and for a period of two years thereafter. Moreover, Mr. Zeffer has agreed not to (a) solicit the Corporation's employees or encourage them to terminate their relationship with the Corporation or (b) compete with the Corporation during employment and for a period of one year following termination of employment. Finally, Mr. Zeffer has agreed to maintain the confidentiality of the Corporation's proprietary information and trade secrets during the term of employment and thereafter.

Stock Options

Option Grants During 2005. There were no options granted to the Named Executive Officers of the Corporation during the fiscal year ended June 30, 2005.

Fiscal Year-End Option Values. The following table provides certain information regarding the value of unexercised options held by the Named Executive Officers at June 30, 2005 and the value realized upon exercise of options during fiscal 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money-Options at Fiscal-Year End ($) Exercisable/Unexercisable(2)

Alan E. Zeffer	0	0	50,000 / 0	128,601 / 0
Deborah J. Bills	0	0	16,192 / 0	42,289 / 0
__________________
(1) Value realized equals the market value of the Common Stock on the date of exercise, minus the exercise price, multiplied by the number of shares acquired on exercise.
(2) Calculated based on a closing sale price of $4.17 per share on June 30, 2005.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee of the Board is currently comprised of the following three Directors who are Don L. Arnwine, George Jeff Mennen and Richard J. Swanson, each of whom was appointed by the Board. The Compensation Committee oversees administration of our Omnibus Equity Compensation Plan. Under the Plan, awards may be made in the form of stock options or restricted stock. In general, we compensate executive officers and senior management through salary, bonus (where appropriate) and the grant of stock options. Based upon the review described under "Corporate Governance Matters," the Board has determined that each member of the Compensation Committee is independent under the applicable standards of the Nasdaq Stock Market. During the fiscal year ended June 30, 2005, all actions of the Compensation Committee were taken at the single meeting held during such year or were taken by the Compensation Committee by unanimous written consent without a meeting.

Base Salaries. The base salary of the Corporation's executive officers are set by their respective employment agreements, if in effect, or if not in effect, by the Compensation Committee. Additionally, the Compensation Committee may adjust the base salary of the Corporation's executive officers from year to year. In general, the base salaries for the Corporation's executive officers are established by the Compensation Committee annually as part of its comprehensive review of the Corporation's compensation programs and plans.

Incentive Bonuses. Executive officers and certain other employees are eligible to receive annual incentive bonuses. The purpose of the Corporation's bonus program is to provide incentive compensation in a form which relates the financial reward to an increase in the value of the Corporation to its shareholders. Such bonuses are granted in the discretion of the Compensation Committee based upon the particular executive's achievement of predetermined goals or targets and upon the Corporation's performance. The Compensation Committee only awarded a discretionary bonus to Mr. Zeffer, the Corporation's President and Chief Executive Officer during fiscal 2005 (see below for a discussion of the Chief Executive Officer's compensation).

Stock Options. The Corporation has adopted the Omnibus Equity Compensation Plan (the "Plan"). The purpose of the Plan is to attract and retain capable and experienced officers and employees by compensating them with equity-based awards whose value is connected to our continued growth and profitability. Under the Plan, awards may be made in the form of stock options or restricted stock. The Compensation Committee did not grant any stock options to the Executive Officers during fiscal 2005. In March 2006, the Compensation Committee granted each of Mr. Zeffer and Ms. Bills options to purchase 90,000 and 60,000 shares of Common Stock, respectively. The options granted to the executive officers in March 2006 have an exercise price of $2.05 per share, vest pro rata over a three period after the date of grant and expire on March 21, 2016.

Compensation of the Chief Executive Officer. During fiscal 2005, Mr. Zeffer received a base salary of $206,500. Although Mr. Zeffer's employment agreement originally provided for a base salary of $140,000, the Compensation Committee, in its discretion, increased the base salary in recognition of his increased responsibilities as Chief Executive Officer and based upon an analysis and review of compensation paid to chief executive officers of comparable companies. As noted above, Mr. Zeffer was not awarded any stock options during fiscal 2005. Mr. Zeffer was awarded under the Plan on March 21, 2006 stock options to purchase 90,000 shares of Common Stock and such award was based upon a determination that was the same for all other participants in the Plan. The stock options awarded in March 2006 have an exercise price of $2.05 per share, vest pro rata over a three period after the date of grant and expire on March 21, 2016. Additionally, Mr. Zeffer received a bonus of 10,950 shares of Common Stock in December 2004 awarded in the discretion of the Compensation Committee. The bonus was based upon achievement of predetermined goals established by the Compensation Committee and Mr. Zeffer for fiscal 2004.

COMPENSATION COMMITTEE:
Don L. Arnwine
George Jeff Mennen
Richard J. Swanson

Stock Performance Chart

The following graph compares the yearly percentage change in the cumulative total shareholder return on our Common Stock for each of our last five fiscal years ended June 30, with the cumulative total return (assuming reinvestment of dividends) of (i) the Nasdaq Stock Market - U.S. Index and (ii) a peer group selected by us, in good faith. The peer group consists of Ansell Limited ADR, Henry Schein Inc. and Kimberly Clark Corp. During the current fiscal year end June 30, 2005, our peer group was changed to the above identified companies based upon a determination that such companies serve as a better comparison for companies competing in our industry.

Compare 5-Year Cumulative Total Return
Among AHPC Holdings, Inc.
Nasdaq Market Index and Peer Group Index

Assumes $100 invested on July 1, 2000
Assumes dividend reinvestment
Fiscal Year Ending June 30, 2005

	2000	2001	2002	2003	2004	2005
AHPC HOLDINGS	100.00	41.22	49.52	28.19	117.82	105.90
OLD PEER GROUP INDEX	100.00	162.00	184.98	148.09	195.47	207.56
NASDAQ MARKET INDEX	100.00	55.38	37.56	41.77	53.12	53.07
NEW PEER GROUP INDEX	100.00	102.16	116.10	102.49	132.46	133.80

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended June 30, 2005, we received consulting services from Healthcare Alliance, Inc. (“Alliance”), a company 60% owned by Robert J. Simmons, one of our directors. We engaged Alliance to assist us in marketing our products with the expressed purpose of negotiating and executing a purchase agreement with various healthcare group-purchasing organizations. We paid Alliance $36,000 during the year ended June 30, 2005, for its services. We expect to continue to retain Alliance for fiscal 2006. We believe that the terms for the purchase of services from Alliance are no less favorable to the Corporation than could have been obtained from an unaffiliated party.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

                Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's executive officers, directors and beneficial owners of more than 10% of our Common Stock to file with the SEC initial reports of beneficial ownership on Form 3 and reports of changes in their beneficial ownership of our equity securities on Forms 4 or 5. The rules promulgated by the SEC under section 16(a) of the Exchange Act require those persons to furnish the Corporation with copies of all reports filed with the SEC pursuant to section 16(a). Based solely upon a review of such forms actually furnished to the Corporation, and representations of certain of the Corporation's directors and executive officers that no forms were required to be filed, all directors, executive officers and 10% shareholders have filed with the SEC on a timely basis all reports required to be filed under section 16(a) of the Exchange Act, except Mr. Arnwine filed a Form 4 report on February 22, 2006 reporting the grant of a stock option on February 17, 2006.

INFORMATION REGARDING CHANGE OF AUDITORS

On January 6, 2006, the Corporation dismissed Grant Thornton LLP as its independent registered public accounting firm.  Grant Thornton's reports on the Corporation's consolidated financial statements for each of the fiscal years ended June 30, 2005 and June 30, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that in its reports dated as of October 13, 2005 and October 13, 2004, Grant Thornton expressed substantial doubt that the Corporation could continue as a going concern. The decision to dismiss Grant Thornton and to retain a new independent registered public accounting firm was approved by the Corporation's Audit Committee on January 6, 2006.

During the Corporation's two most recent fiscal years and through January 6, 2006, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Corporation's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K, except that in connection with the filing of the Company's Form 10-K for the fiscal year ending June 30, 2005 and the filing of the Company's Form 10-Q for the quarter ending September 30, 2005, Grant Thornton advised the Corporation of a material weakness in the Corporation's disclosure controls and procedures relating to the lack of formal policies and procedures related to its financial statement reporting and regulatory filing process.

On January 6, 2006, the Corporation's Audit Committee engaged Plante & Moran, PLLC as the Corporation's independent registered public accounting firm. During the fiscal years ended June 30, 2005 and June 30, 2004 and the subsequent interim period through January 6, 2006, the Corporation did not consult Plante & Moran regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

INDEPENDENT AUDITORS

Grant Thornton LLP served as the Corporation's auditors for the fiscal year ending June 30, 2005. The Audit Committee of the Board annually considers and recommends to the Board the selection of the Corporation’s independent auditors.

A representative of Grant Thornton LLP is expected to be present at the Meeting. Such representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate Shareholder questions.

On January 6, 2006, the Corporation dismissed Grant Thornton LLP as its independent registered public accounting firm and engaged Plante & Moran PLLC as the Corporation’s independent registered public accounting firm. A representative of Plante & Moran PLLC is expected to be present at the Meeting. Such representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate Shareholder questions.

The Board recommends a vote "FOR" ratification of Plante & Moran PLLC as independent auditors for the purpose of auditing the financial statements of the Corporation for fiscal 2006.

SHAREHOLDER COMMUNICATION

Shareholders wishing to communicate with the Board or with a Board member should address communications to the Board or to the particular Board member as follows:

c/o Secretary
AHPC Holdings, Inc.
80 Internationale Boulevard, Unit A
Glendale Heights, IL 60139

From time to time, the Board may change the process by means of which shareholders may communicate with the Board or its members. Although, the Corporation does not have a formal policy for its directors and nominee directors to attend the Annual Meeting, the Corporation expects and encourages all directors and nominee directors to attend the Annual Meeting. One director attended last year's annual meeting of shareholders.

SHAREHOLDER PROPOSALS

         In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, we must receive shareholder proposals for the Year 2007 Annual Meeting of Shareholders at our executive office in Glendale Heights, Illinois, on or prior to March 16, 2007, for inclusion in our Proxy Statement for that meeting. In accordance with the Corporation's bylaws, proposals submitted other than pursuant to Rule 14a-8 will be considered timely only if received between March 24, 2007 and April 23, 2007 and the Corporation will not be required to present any such proposal at the 2007 Annual Meeting of Shareholders that is not received between the foregoing dates. If the Board decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board for the 2007 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.

REQUESTS FOR DOCUMENTS

                The Corporation is required to file an annual report, called a Form 10-K, with the SEC. A copy of Form 10-K for the fiscal year ended June 30, 2005 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written requests should be directed to Alan E. Zeffer, President and Chief Executive Officer at (630) 407-0242. We will forward such documents, via first class mail, upon receipt of a Shareholder’s written request therefor.

OTHER MATTERS

                As of the date of this Proxy Statement, no business, other than that discussed above, is expected to be acted upon at the Meeting. If other matters not known to the Board of Directors should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

AHPC Holdings, Inc. By Order of the Board of Directors
Alan E. Zeffer President and Chief Executive Officer

Glendale Heights, Illinois
July 14, 2006

APPENDIX A

Charter of the
Audit Committee
of the
Board of Directors
of
AHPC Holdings, Inc.
(as amended as of ___________, 2006)

A.        Purpose.

The Audit Committee is established by the Board of Directors to monitor the corporate financial reporting and the internal and external audits of AHPC Holdings, Inc. (the "Company"). The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the Company's independent registered public accounting firm (the "Independent Auditors"), including the resolution of disagreements between management and the Independent Auditors regarding financial reporting. The Audit Committee shall assist the Board of Directors with oversight of (1) the integrity of the Company's financial statements, the accounting and financial reporting process of the Company and the audits of the financial statements of the Company; (2) the Company's compliance with legal and regulatory requirements; (3) the Independent Auditors' qualifications and independence and (4) the performance of the Company's internal accounting function and the performance of the Independent Auditors. In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribes.

The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures (including disclosure controls and procedures and internal control over financial reporting) designed to assure compliance with accounting standards and applicable laws and regulations. The Independent Auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities under this charter, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Company from whom it receives information and (b) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations.

The Independent Auditors for the Company are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the Independent Auditors (or to nominate the Independent Auditors to be proposed for shareholder approval in the proxy statement). The Company shall provide the Audit Committee with appropriate funding for the payment of compensation, fees and expenses to the Independent Auditors and to counsel or other advisors that the Audit Committee may deem appropriate to engage.

The Audit Committee shall also serve as the Qualified Legal Compliance Committee (the "QLCC") of the Board of Directors with the authority to receive, review and take appropriate action with respect to any report made or referred to the Audit Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, a material breach of fiduciary duty under U.S. federal or state law or a similar material violation of any U.S. federal or state law by the Company or any officer, director, employee or agent of the Company, and to otherwise fulfill the responsibilities of a QLCC pursuant to section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

B.        Membership.

The Audit Committee will consist of at least three members of the Board who are "independent directors" within the meaning of the rules of the Securities and Exchange Commission and the rules of the Nasdaq Stock Market, each of whom shall not be an officer or employee of the Company or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable membership requirements under the rules of the Nasdaq Stock Market. In fulfilling their responsibilities under this charter, it is recognized that members of the Audit Committee are not and do not represent themselves to be, accountants or auditors by profession, but who are deemed by the Board of Directors to be "financially literate." A "financially literate" director is one who is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission.

The members of the Audit Committee shall be elected by the Board of Directors to hold such office until their successors have been duly elected and qualified. Unless a chairperson is elected by the Board, the members of the Committee may designate a chairperson by majority vote of the full Committee membership.

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C.        Responsibilities.

The responsibilities of the Audit Committee shall include:

1.	Reviewing on a continuing basis the adequacy of the Company's system of internal control over financial reporting and the Company's disclosure controls and procedures.

2.	Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal accounting function.

3.         Reviewing the Independent Auditors' proposed audit scope and approach, including, when applicable, audit procedures with respect to the Company's internal control over financial reporting.

4.
Reviewing with management and the Independent Auditors the audited financial statements and audit findings, including any significant suggestions for improvements provided to management by the Independent Auditors and any serious difficulties or disputes with management encountered during the course of the audit, and reviewing the other financial disclosures in the Company's Form 10-K report, including Management's Discussion and Analysis of Financial Condition and Results of Operations.

5.
Having a predetermined arrangement with the Independent Auditors that they will advise the Audit Committee through its Chair and management of the Company of any significant or material issues identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not applicable and/or practicable, prior to filing the Company's Form 10-Q for that quarter, and receiving either an oral or written communication provided by the Independent Auditors at the end of each of the first three quarters of the fiscal year that it has nothing to report or enumerate as to the required reporting issues to the Audit Committee Chair.

6.	Approving the appointment of the Independent Auditors, subject, if applicable, to shareholder ratification.

7.         Approving fee arrangements with the Independent Auditors.

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8.
Reviewing the performance and qualifications of the Independent Auditors and reviewing the experience and qualifications of the senior members ofthe Independent Auditor's audit team, compliance by the Independent Auditors with audit partner rotation requirements and the quality control procedures of the Independent Auditors.

9.
Approving in advance the retention of the Independent Auditors for any nonaudit service that such firm is not prohibited from performing for the Company in accordance with any policies and procedures that may be adopted by the Audit Committee and approving the fees for any such service.

10.
Ensuring that the Independent Auditors prepare and deliver annually a Statement as to Independence (it being understood that the Independent Auditors are responsible for the accuracy and completeness of this Statement), and discussing with the Independent Auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's Independent Auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the Independent Auditors' independence.

11.
Reviewing reports from the Independent Auditors regarding (a) critical accounting policies used by the Company in its financial statements, (b) all alternative treatments of financial information within generally accepted accounting principles that the Independent Auditors have discussed with management, ramifications of the use of such alternative treatments and the treatment preferred by the Independent Auditors, and (c) other material written communications between the Independent Auditors and management.

12.	Recommending to the Board of Directors guidelines for hiring of employees of the Independent Auditors who have been engaged on the Company's account.

13.
Advising the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics and Insider Trading Compliance Program.

14.	Reviewing with management and the Independent Auditors the effect of any significant regulatory and accounting initiatives.

15.	Obtaining from the Independent Auditors assurance that section 10A of the Securities Exchange Act of 1934 has not been implicated.

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16.       Meeting periodically with management and the Independent Auditors in separate executive sessions.

17.	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements.

18.
Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments, and the Company's risk assessment and risk management policies.

19.	If necessary, whether acting in its capacity as the QLCC or otherwise, instituting special investigations and, if appropriate, hiring special counsel or experts to assist.

20.
In its capacity as the QLCC, upon the receipt of a report of evidence of a material violation, (a) informing the Company's Chief Executive Officer and Chief Financial Officer of the receipt of such evidence; (b) determining whether an investigation is necessary regarding any such report; (c) if the Audit Committee determines an investigation is necessary, informing the Board of Directors and initiating an investigation with the assistance of special counsel or other experts; (d) at the conclusion of the investigation, recommending that the Company implement an appropriate response and informing the Chief Executive Officer and the Board of Directors of the results of the investigation and the appropriate remedial measures that it recommends be adopted; and (e) taking any other appropriate action, including notifying the Securities and Exchange Commission in the event that the Company fails in any material respect to implement an appropriate response that the Audit Committee has recommended to the Company.

21.	Reviewing related party transactions (as defined in the Nasdaq rules) for potential conflicts of interest and approving related party transactions.

22.
Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters for the confidential, anonymous submission by employees of the Company or its subsidiaries of concerns regarding questionable accounting or auditing matters and for the confidential receipt, retention and consideration of any oral or written reports of a material violation of U.S. federal or state law received by the Audit Committee in its capacity as the QLCC.

5

   23.       Performing other oversight functions as requested by the full Board of Directors.

24.	Reviewing and updating the Audit Committee's charter annually and recommending any proposed changes to the Board of Directors for approval.

25.	Instructing the Independent Auditors that they are ultimately responsible to the Board of Directors and the Audit Committee.

26.
Preparing any report, including any report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for the Company's annual meeting of shareholders.

In performing the foregoing functions, the Audit Committee should review in particular any areas where the Company's management and its Independent Auditors disagree and the manner in which such disagreements were resolved. The Audit Committee should determine whether the Independent Auditors were generally satisfied with the audit and bring to the attention of the Company's Board of Directors any problems identified during the course of the audit.

The Board of Directors shall review annually the scope of the responsibilities of the Audit Committee and the effectiveness with which the Audit Committee has carried out its responsibilities during the foregoing year. The Audit Committee shall report to the Board of Directors and shall have such power and authority as is necessary for it to fulfill its responsibilities. The Audit Committee shall perform such functions and retain such authority until otherwise provided by the Board of Directors or unless any such matter is specifically approved by the Board of Directors. The Chief Financial Officer of the Company shall be responsible for providing all information requested by the Audit Committee to perform its duties as set forth herein.

D.        Meetings.

The Audit Committee will meet at least twice each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the Independent Auditors of the Company, at such times as it deems appropriate, to review the Independent Auditors' examination and management report.

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E.        Reports.

The Audit Committee will record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors at which those recommendations are presented.

F.        Minutes.

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

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YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

PROXY CARD
AHPC Holdings, Inc.
Common Stock
80 Internationale Boulevard, Unit A, Glendale Heights, Illinois 60139
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alan E. Zeffer and Deborah J. Bills, and each of them, as Proxies, each with the power to appoint his/her substitute and hereby authorizes them to represent and to vote all of the shares of Common Stock of AHPC Holdings, Inc., a Maryland corporation, held of record by the undersigned, at the Annual Meeting of Shareholders (“Meeting”) to be held on August 14, 2006, at the Wyndham Hotel, 400 Park Blvd., Itasca, Illinois, at 9:00 a.m. Central Time, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in our proxy statement and in their discretion on any other business that may properly come before the Meeting.

1.	Proposal to elect two (2) Directors as follows:
	Alan E. Zeffer	Richard J. Swanson

[ ]	FOR the election of the two nominees.	[ ]	WITHHOLD authority with respect to _______________________________. SHAREHOLDERS MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY WRITING HIS NAME ON THE LINE ABOVE.

2.	Proposal to ratify the appointment of Plante & Moran PLLC to serve as our independent auditors for the fiscal year ending June 30, 2006.

[ ]	FOR the appointment	[ ] AGAINST the appointment	[ ] ABSTAIN

This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR Items 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

DATED: _______________________________________________

______________________________________________________
(Signature)

______________________________________________________
(Signature if held jointly)

Please sign as name appears hereon. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2.